Prospectus
                                       15,000,000 Shares of Beneficial Interest
                                           Pilgrim America Prime Rate Trust
                                          New York Stock Exchange Symbol: PPR

Pilgrim America
     Funds
           40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004
                                 (800) 992-0180

Pilgrim America Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company. The Trust's investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective by investing primarily in interests in senior floating-rate loans ("Senior Loans"), the interest rates of which float periodically based upon a benchmark indicator of prevailing interest rates. Shares of the Trust trade on the New York Stock Exchange (the "NYSE") under the symbol "PPR." The Trust's Investment Manager is Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager"). The address of the Trust is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

Investment in the Trust involves certain risks and special considerations, including risks associated with the Trust's use of leverage. See "Risk Factors and Special Considerations" beginning on page 17.

This Prospectus applies to 15,000,000 shares of beneficial interest ("Shares") of the Trust which may be issued and sold by the Trust pursuant to the Trust's
Shareholder Investment Program (the "Program") or pursuant to privately negotiated transactions. See "Plan of Distribution." The Program allows participating shareholders to reinvest all dividends and capital gain distributions in additional Shares of the Trust and allows participants to make additional optional cash investments in amounts from a minimum of $100 to a maximum of $5,000 per month. Investments in excess of $5,000 per month can only be made if a waiver is granted by the Trust. Shares may be issued under the Program only when the Trust's shares are trading at a premium to net asset value ("NAV"). When Shares are issued by the Trust under the Program in connection with the reinvestment of dividends and distributions, they will be issued at the greater of (i) the NAV per Share of the Trust's Shares or (ii) 95% of the average daily market price (the volume-weighted average sales price, per Share, as reported on the New York Stock Exchange Composite Transaction Tape as shown daily on Bloomberg's AQR screen) of the Trust's Shares over a two trading day pricing period. When Shares are issued by the Trust under the Program in connection with optional cash investments, they will be issued at the greater of
(i) the NAV per Share of the Trust's Shares or (ii) a discount (ranging from 0% to 5%) to the average daily market price for a five trading day pricing period. The discount applicable to optional cash investments for amounts less than $5,000 per month may differ from the discount applicable to optional cash investments in excess of $5,000 per month.

The Shares may also be offered pursuant to privately negotiated transactions between the Trust and specific investors. Shares issued by the Trust in connection with privately negotiated transactions will be issued at the greater of (i) the NAV per Share of the Trust's Shares or (ii) a discount ranging from 0% to 5% of the market price of the Trust's Shares at the close of business on the two business days preceding the date upon which Shares are sold pursuant to the privately negotiated transaction. The discount to apply to such privately negotiated transactions will be determined by the Trust with regard to each specific transaction.

In connection with certain investments in excess of $5,000 pursuant to a waiver, a commission of up to 1.00% of the amount of such investment may be paid to Pilgrim America Securities, Inc. ("PASI"), while in connection with certain privately negotiated transactions, a commission of up to 3.00% of the amount of such investment may be paid to PASI. PASI may allow all or part of such commission to other broker-dealers. In any event, the net proceeds received by the Trust in connection with the sale may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period. See "Distribution Arrangements."


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

Investors are advised to read this Prospectus and retain it for future reference. This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. A Statement of Additional Information dated May 18, 1998 (the "SAI") containing additional information about the Trust has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 28 of this Prospectus, may be obtained without charge by contacting the Trust toll-free at (800) 992-0180.

                  The date of this Prospectus is May 18, 1998.

                               PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.


                              THE TRUST AT A GLANCE


--------------------------------------------------------------------------------
 The Trust                         The  Trust  is  a   diversified,   closed-end
                                   management  investment company organized as a
                                   Massachu- setts business trust. As of May 12,
                                   1998, the Trust's NAV per Share was $9.31.
--------------------------------------------------------------------------------
 NYSE Listed                       As of May 12, 1998, the Trust had 111,017,618
                                   Shares  outstanding,  which are traded on the
                                   NYSE  under the  symbol  "PPR." As of May 12,
                                   1998,  the  last  reported  sales  price of a
                                   Share of the Trust was $ 10.125.
--------------------------------------------------------------------------------
 Investment Objective              To obtain as high a level of  current  income
                                   as is  consistent  with the  preservation  of
                                   capital.  There can be no assurance  that the
                                   Trust will achieve its investment objective.
--------------------------------------------------------------------------------
 Primary Investment Strategy       The Trust  seeks to  achieve  its  investment
                                   objective by primarily acquiring interests in
                                   Senior Loans with  interest  rates that float
                                   periodically  based on a benchmark  indicator
                                   of  prevailing  interest  rates,  such as the
                                   Prime Rate or the London  Inter-Bank  Offered
                                   Rate  ("LIBOR").  The Trust  may also  employ
                                   techniques  such as borrowing for  investment
                                   purposes.
--------------------------------------------------------------------------------
 Diversification                   The Trust maintains a diversified  investment
                                   portfolio.   As  a   diversified   management
                                   investment  company,  the Trust, with respect
                                   to 75% of its  total  assets,  may  invest no
                                   more than 5% of the value of its total assets
                                   in  any  one  issuer  (other  than  the  U.S.
                                   Government). This strategy of diversification
                                   is   intended  to  manage  risk  by  limiting
                                   exposure to any one issuer.
--------------------------------------------------------------------------------
 General Investment Guidelines     * Under normal circumstances, at least 80% of
                                     the  Trust's  net  assets  is  invested  in
                                     Senior Loans.
                                   * A maximum of 25% of the  Trust's  assets is
                                     invested in any one industry.
                                   * The Trust only  invests in Senior  Loans of
                                     U.S.  corporations,  partnerships,  limited
                                     liability  companies,   or  other  business
                                     entities   organized   under  U.S.  law  or
                                     domiciled in Canada or U.S. territories and
                                     possessions.   The  Senior  Loans  must  be
                                     denominated in U.S. dollars.
--------------------------------------------------------------------------------
 Distributions                     Income   dividends   are  declared  and  paid
                                   monthly.  Income dividends may be distributed
                                   in cash or reinvested in additional  full and
                                   fractional   shares   through   the   Trust's
                                   Shareholder Investment
                                   Program.
--------------------------------------------------------------------------------
 Investment Manager                Pilgrim America Investments, Inc.
--------------------------------------------------------------------------------
 Administrator                     Pilgrim America Group, Inc.
--------------------------------------------------------------------------------

               RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

This Prospectus contains certain statements that may be deemed to be "forward-looking statements." Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. For additional information, see "Risk Factors and Special Considerations."


--------------------------------------------------------------------------------
 Discount from or Premium to NAV             * Shares  will be issued  under the
                                               Program   only  when  the  market
                                               price  of the  Shares,  plus  the
                                               estimated      commissions     of
                                               purchasing    Shares    on    the
                                               secondary market, is greater than
                                               NAV.
                                             * As with any security,  the market
                                               value of the Shares may  increase
                                               or decrease  from the amount that
                                               you paid for the Shares.
                                             * The Trust's Shares may trade at a
                                               discount  to NAV.  This is a risk
                                               separate  and  distinct  from the
                                               risk  that  the  Trust's  NAV per
                                               Share may decrease.
--------------------------------------------------------------------------------
 Credit Risk                                 Investment  in the  Trust  involves
                                             the risk  that  bor-  rowers  under
                                             Senior  Loans may  default on obli-
                                             gations   to   pay   principal   or
                                             interest when due, that lenders may
                                             have  difficulty   liquidating  the
                                             collat-  eral  securing  the Senior
                                             Loans  or  enforcing  their  rights
                                             under  the  terms  of  the   Senior
                                             Loans,   and   that   the   Trust's
                                             investment  objective  may  not  be
                                             realized.
--------------------------------------------------------------------------------
 Leverage                                    The Trust may borrow for investment
                                             purposes,   which   increases  both
                                             investment opportunity and risk.
--------------------------------------------------------------------------------
 Secondary Market for the Trust's Shares     The issuance of the Shares  through
                                             the  Program  may  have an  adverse
                                             effect on prices in the sec- ondary
                                             market  for the  Trust's  Shares by
                                             increasing  the  number  of  Shares
                                             available  for sale. In addi- tion,
                                             the  Shares  may  be  issued  at  a
                                             discount  to the  market  price for
                                             such Shares, which may put downward
                                             pressure  on the  market  price for
                                             Shares of the Trust.
--------------------------------------------------------------------------------
 Limited                                     Secondary  Market for Senior  Loans
                                             Because  of  a  limited   secondary
                                             market for Senior Loans,  the Trust
                                             may be  limited  in its  ability to
                                             sell portfolio holdings at carrying
                                             value  to  generate  gains or avoid
                                             losses.
--------------------------------------------------------------------------------
 Demand                                      for  Senior  Loans An  increase  in
                                             demand   for   Senior   Loans   may
                                             adversely   affect   the   rate  of
                                             interest  payable  on Senior  Loans
                                             acquired by the Trust.
--------------------------------------------------------------------------------

                                 TRUST EXPENSES
The following table is intended to assist the Trust's shareholders (the "Shareholders") in understanding the various costs and expenses associated with investing in the Trust.(1)

                                                                    Net Assets       Net Assets
                                                                       Plus            Without
                                                                  Borrowings(2)     Borrowings(3)
                                                                 ---------------   --------------
Shareholder Transaction Expenses
   Shareholder Investment Program
   Commission (as a percentage of offering price)(4) .........         1.00%             1.00%
   Shareholder Investment Program Fees .......................         NONE              NONE

   Privately Negotiated Transactions
   Commission (as a percentage of offering price)(4) .........         3.00%             3.00%
   Shareholder Investment Program Fees .......................         NONE              NONE

Annual Expenses (as a percentage of net assets
 attributable to Shares)
   Management and Administrative Fees(5) .....................         1.26%             0.91%
   Other Operating Expenses(6) ...............................         0.25%             0.22%
                                                                 ----------        ----------
Total Annual Expenses before Interest ........................         1.51%             1.13%
Interest Expense on Borrowed Funds ...........................         3.07%             0.00%
                                                                 ----------        ----------
Total Annual Expenses ........................................         4.58%             1.13%
                                                                 ==========        ==========

------------
(1) The calculations in the fee table above are based on the Trust's expenses as a percentage of net assets. Certain expenses of the Trust, such as management and administrative fees, are calculated on the basis of net assets plus borrowings. If the Trust's expenses are calculated on the basis of net assets plus borrowings (including borrowings equal to 331|M/3% of net assets plus borrowings), the annual expenses in the fee table would read as follows:

  Annual Expenses (as a percentage of net assets plus borrowings attributable to Shares)
     Management and Administrative Fees ................................................     0.84%
     Other Operating Expenses ..........................................................     0.16%
                                                                                             ----
     Total Annual Expenses before Interest Expense .....................................     1.00%
     Interest Expense on Borrowed Funds ................................................     2.05%
                                                                                             ----
     Total Annual Expenses .............................................................     3.05%
                                                                                             ====

    Borrowing   may  be  made   for  the   purpose   of   acquiring   additional
    income-producing investments when the Investment Manager believes that such use of borrowed proceeds will enhance the Trust's net yield.

(2) Expenses are calculated based upon the Trust's net assets plus outstanding borrowings (at 331|M/3% of net assets plus borrowings) and are shown as a percentage of net assets.
(3) Expense ratios are calculated based upon net assets of the Trust and assume that no borrowings have been made.
(4) In connection with optional cash investments in excess of $5,000 pursuant to a waiver, a commission of up to 1.00% of the amount of such investment may be paid to PASI for services in connection with the sale of the Shares, while in connection with certain privately negotiated transactions, a commission of up to 3.00% of such investment may be paid to PASI. PASI may allow all or some of such commission to other broker-dealers. See "Distribution Arrangements." No commissions will be paid by the Trust or its Shareholders in connection with the reinvestment of dividends and capital gains distributions or in connection with optional cash investments up to the maximum of $5,000 per month.
(5) Pursuant to an investment management agreement with the Trust, PAII is entitled to receive a fee of 0.85% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $700 million; 0.75% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $700 million up to $800 million; and 0.65% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $800 million. PAII has agreed to reduce its management fee until November 12, 1999 to 0.60% on that portion of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $1.15 billion. See "Investment Management and Other Services -- Investment Manager." Pursuant to its Administration Agreement with the Trust, Pilgrim America Group, Inc. ("PAGI" or the "Administrator"), the Trust's Administrator, is entitled to receive a fee of 0.15% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, up to $800 million; and 0.10% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $800 million. See "Investment Management and Other Services -- The Administrator."
(6) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.


     The following example applies to shares issued in connection with the Trust's Shareholder Investment Program, which may have a maximum front-end commission of 1.0% on sales of greater than $5,000 per month pursuant to a request for waiver:

---------------------------------------------------------------------------------------------------
                      Example                         1 year     3 years     5 years     10 years
---------------------------------------------------------------------------------------------------
  You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return and where
 the Trust has borrowed ..........................      $55        $147        $239         $473
---------------------------------------------------------------------------------------------------
  You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return and where
 the Trust has not borrowed ......................      $21        $ 46        $ 72         $146
---------------------------------------------------------------------------------------------------

     The following example applies to shares issued in connection with privately negotiated transactions, which may have a maximum front-end commission of 3.0%:

---------------------------------------------------------------------------------------------------
                      Example                         1 year     3 years     5 years     10 years
---------------------------------------------------------------------------------------------------
  You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return and where
 the Trust has borrowed ..........................      $75        $164        $254         $484
---------------------------------------------------------------------------------------------------
  You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return and where
 the Trust has not borrowed ......................      $41        $ 65        $ 90         $163
---------------------------------------------------------------------------------------------------

These hypothetical examples assume that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the Commission applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares. For more complete descriptions of certain of the Trust's costs and expenses, see "Investment Management and Other Services."

The foregoing examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

                 FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

Financial Highlights Table

The table below sets forth selected financial information which has been derived from the financial statements in the Trust's Annual Report dated as of February 28, 1998. For the fiscal years ended February 28, 1998 and 1997, and February 29, 1996, the information in the table below has been audited by KPMG Peat Marwick LLP, independent certified public accountants. For all periods ending prior to February 29, 1996, the financial information was audited by the Trust's former auditors. This information should be read in conjunction with the Financial Statements and Notes thereto included in the Trust's February 28, 1998 Annual Report to Shareholders, which contains further information about the Trust's performance, and which is available to Shareholders upon request and without charge.

                                                       Year Ended February 28 or February 29,
                                                     -----------------------------------------
                                                         1998           1997(8)         1996(6)
                                                     ----------      ----------       --------
Per Share Operating Performance
NAV, beginning of period ..........................  $     9.45      $     9.61       $   9.66
                                                     ----------      ----------       --------
Net investment income .............................        0.87            0.82           0.89
Net realized and unrealized gain (loss)
 on investment ....................................       (0.13)          (0.02)         (0.08)
                                                     ----------      ----------       --------
Increase in NAV from investment operations ........        0.74            0.80           0.81
Distributions from net investment income ..........       (0.85)          (0.82)         (0.86)
Reduction in NAV from rights offering. ............          --           (0.14)            --
Increase in NAV from repurchase of
 capital stock ....................................          --              --             --
                                                     ----------      ----------       --------
NAV, end of period ................................  $     9.34      $     9.45       $   9.61
                                                     ==========      ==========       ========
Closing market price at end of period .............  $    10.31      $    10.00       $   9.50
                                                     ==========      ==========       ========
Total Return
Total investment return at closing
 market price(3) ..................................       12.70%          15.04%(5)      19.19%
Total investment return based on NAV(4) ...........        8.01%           8.06%(5)       9.21%
Ratios/ Supplemental Data
Net assets, end of period (000's) .................  $1,034,403      $1,031,089       $862,938
Average Borrowings (000's) ........................  $  346,110      $  131,773             --
Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility) ...........        1.04%           1.13%            --
 Expenses. ........................................        2.65%           1.92%            --
 Net investment income ............................        6.91%           7.59%            --
Ratios to average net assets:
 Expenses (before interest and other fees
  related to revolving credit facility) ...........        1.39%           1.29%            --
 Expenses .........................................        3.54%           2.20%          1.23%
 Net investment income ............................        9.23%           8.67%          9.23%
Portfolio turnover rate ...........................          90%             82%            88%
Shares outstanding at end of period (000's) .......     110,764         109,140         89,794
Average daily balance of debt outstanding
 during the period (000's) (7) ....................  $  346,110      $  131,773       $     --
Average monthly shares outstanding during
 the period (000's) ...............................     109,998          95,917         89,794
Average amount of debt per share during
 the period(7) ....................................  $     3.15      $     1.37       $     --

                                                           1995           1994         1993           1992            1991
                                                       ----------       --------     --------      ---------       ----------
Per Share Operating Performance
NAV, beginning of period ..........................    $    10.02       $  10.05     $   9.96       $   9.97       $    10.00
                                                       ----------       --------     --------      ---------       ----------
Net investment income .............................          0.74           0.60         0.60           0.76             0.98
Net realized and unrealized gain (loss)
 on investment ....................................          0.07          (0.05)        0.01          (0.02)           (0.05)
                                                       ----------       --------     --------      ---------       ----------
Increase in NAV from investment operations ........          0.81           0.55         0.61           0.74             0.93
Distributions from net investment income ..........         (0.73)         (0.60)       (0.57)         (0.75)           (0.96)
Reduction in NAV from rights offering. ............         (0.44)            --           --             --               --
Increase in NAV from repurchase of
 capital stock ....................................            --           0.02         0.05             --               --
                                                       ----------       --------     --------      ---------       ----------
NAV, end of period ................................    $     9.66       $  10.02     $  10.05      $    9.96       $     9.97
                                                       ==========       ========     ========      =========       ==========
Closing market price at end of period .............    $     8.75       $  $9.25     $   9.13      $      --       $       --
                                                       ==========       ========     ========      =========       ==========
Total Return
Total investment return at closing
 market price(3) ..................................          3.27%(5)       8.06%       10.89%            --               --
Total investment return based on NAV(4) ...........          5.24%(5)       6.28%        7.29%          7.71%            9.74%
Ratios/ Supplemental Data
Net assets, end of period (000's) .................    $  867,083       $719,979     $738,810      $ 874,104       $1,158,224
Average Borrowings (000's) ........................            --             --           --             --               --
Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility) ...........            --             --           --             --               --
 Expenses. ........................................            --             --           --             --               --
 Net investment income ............................            --             --           --             --               --
Ratios to average net assets:
 Expenses (before interest and other fees
  related to revolving credit facility) ...........            --             --           --             --               --
 Expenses .........................................          1.30%          1.31%        1.42%          1.42%(2)         1.38%
 Net investment income ............................          7.59%          6.04%        5.88%          7.62%(2)         9.71%
Portfolio turnover rate ...........................           108%            87%          81%            53%              55%
Shares outstanding at end of period (000's) .......        89,794         71,835       73,544         87,782          116,022
Average daily balance of debt outstanding
 during the period (000's) (7) ....................    $    2,811       $     --     $    636      $   8,011       $    2,241
Average monthly shares outstanding during
 the period (000's) ...............................        74,598             --       79,394        102,267          114,350
Average amount of debt per share during
 the period(7) ....................................    $     0.04       $     --     $   0.01      $    0.08       $     0.02

                                                                             May 12,
                                                                            1988* to
                                                                            February
                                                          1990              28, 1989
                                                       ----------         -----------
Per Share Operating Performance
NAV, beginning of period ..........................    $    10.00          $    10.00
                                                       ----------         -----------
Net investment income .............................          1.06                0.72
Net realized and unrealized gain (loss)
 on investment ....................................            --                  --
                                                       ----------         -----------
Increase in NAV from investment operations ........          1.06                0.72
Distributions from net investment income ..........         (1.06)              (0.72)
Reduction in NAV from rights offering. ............            --                  --
Increase in NAV from repurchase of
 capital stock ....................................            --                  --
                                                       ----------         -----------
NAV, end of period ................................    $    10.00         $     10.00
                                                       ==========         ===========
Closing market price at end of period .............    $       --         $        --
                                                       ==========         ===========
Total Return
Total investment return at closing
 market price(3) ..................................            --                   --
Total investment return based on NAV(4) ...........         11.13%                7.35%
Ratios/ Supplemental Data
Net assets, end of period (000's) .................    $1,036,470         $    252,998
Average Borrowings (000's) ........................            --                   --
Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility) ...........            --                   --
 Expenses. ........................................            --                   --
 Net investment income ............................            --                   --
Ratios to average net assets:
 Expenses (before interest and other fees
  related to revolving credit facility) ...........            --                   --
 Expenses .........................................          1.46%(2)             1.18%(1)(2)
 Net investment income ............................         10.32%(2)             9.68%(1)(2)
Portfolio turnover rate ...........................           100%                  49%(1)
Shares outstanding at end of period (000's) .......       103,660               25,294
Average daily balance of debt outstanding
 during the period (000's) (7) ....................    $       --          $        --
Average monthly shares outstanding during
 the period (000's) ...............................            --                   --
Average amount of debt per share during
 the period(7) ....................................    $       --          $        --

------------
 * Commencement of operations.
(1) Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989 and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the NYSE. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992 to February 28, 1993. Total investment return for the periods prior to the year ended February 28, 1993 is not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.
(4) Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(5) Calculation of total return excludes the effect of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) PAII, the Trust's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(7) Prior to May 2, 1996, the Trust borrowed to enable it to purchase Shares in connection with periodic tender offers. On May 2, 1996, the Trust received shareholder approval to borrow for investment purposes. As of February 28, 1998, the Trust had outstanding borrowings of $342,000,000 under a $515,000,000 line of credit. See "Policy on Borrowing" in this section.
(8) PAII has agreed to reduce its fee for a period of three years from November 12, 1996 (the expiration of the 1996 rights offering) to 0.60% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

Trust Characteristics and Composition

The following tables set forth certain information with respect to the characteristics and the composition of the Trust's investment portfolio in terms of percentages of net assets as of February 28, 1998.


--------------------------------------------------------------------------------
                              Trust Characteristics
--------------------------------------------------------------------------------
  Net Assets                                           $ 1,034,402,810
--------------------------------------------------------------------------------
  Assets Invested in Senior Loans                      $ 1,352,588,772*
--------------------------------------------------------------------------------
  Outstanding Borrowings                               $   342,000,000
--------------------------------------------------------------------------------
  Total Number of Senior Loans                                     132
--------------------------------------------------------------------------------
  Average Amount Outstanding per Senior Loan           $    10,246,885
--------------------------------------------------------------------------------
  Total Number of Industries                                        28
--------------------------------------------------------------------------------
  Portfolio Turnover Rate                                           90%
--------------------------------------------------------------------------------
  Average Senior Loan Amount per Industry              $    48,306,742
--------------------------------------------------------------------------------
  Weighted Average Days to Interest Rate Reset                 46 days
--------------------------------------------------------------------------------
  Average Senior Loan Maturity                               68 months
--------------------------------------------------------------------------------
  Average Age of Senior Loans Held in Portfolio              12 months
--------------------------------------------------------------------------------

(*Includes Senior Loans and other securities received through restructures)


--------------------------------------------------------------------------------
                           Top 10 Industries As a % of
--------------------------------------------------------------------------------

                                               Net Assets       Total Assets
 Healthcare, Education and Childcare             17.3%             12.9%
 Beverage, Food and Tobacco                      10.5%              7.8%
 Electronics                                      9.9%              7.4%
 Chemicals, Plastics and Rubber                   8.8%              6.5%
 Automobile                                       7.7%              5.7%
 Buildings and Real Estate                        6.3%              4.7%
 Personal, Food and Miscellaneous Services        5.9%              4.4%
 Broadcasting                                     5.6%              4.2%
 Printing and Publishing                          5.2%              3.9%
 Telecommunications                               5.1%              3.8%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  Top 10 Senior Loan Holdings As a % of
--------------------------------------------------------------------------------

                                               Net Assets       Total Assets
 MAFCO Financial Corp.                            2.9%              2.2%
 Community Health Systems                         2.4%              1.8%
 Favorite Brands International                    2.3%              1.7%
 Outsourcing Solutions                            2.0%              1.5%
 Papa Gino's, Inc.                                2.0%              1.5%
 Fairchild Semiconductor Corp.                    2.0%              1.5%
 Integrated Health Services                       1.9%              1.4%
 Sun Healthcare                                   1.9%              1.4%
 24-Hour Fitness, Inc.                            1.9%              1.4%
 Atlas Freighter Leasing                          1.9%              1.4%
--------------------------------------------------------------------------------

Policy on Borrowing

Beginning in May of 1996, the Trust began a policy of borrowing for investment purposes. The Trust currently is a party to credit facilities with financial institutions that permit the Trust to borrow up to $515,000,000. Interest is payable on the credit facilities by the Trust at a variable rate that is a multiple of LIBOR or the federal funds rate, plus a facility fee on unused commitments. As of February 28, 1998, the Trust had outstanding borrowings of $342,000,000. The Trust seeks to use proceeds from borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Trust pays on borrowings. Accordingly, borrowing has the potential to increase the Trust's total income. The Trust is permitted to borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. See "Risk Factors and Special Considerations -- Borrowing and Leverage."


Trading And NAV Information

The following table shows for the Trust's Shares for the periods indicated: (1) the high and low closing prices as shown on the NYSE Composite Transaction Tape;
(2) the NAV per Share represented by each of the high and low closing prices as shown on the NYSE Composite Transaction Tape; and (3) the discount from or premium to NAV per Share (expressed as a percentage) represented by these closing prices. The table also sets forth the aggregate number of shares traded as shown on the NYSE Composite Transaction Tape during the respective quarter.


                                                                                    Premium/(Discount)
                                   Price                       NAV                        To NAV
                         ------------------------- --------------------------- ----------------------------   Reported
                             High          Low          High          Low           High           Low       NYSE Volume
 Calendar Quarter Ended  ------------ ------------ ------------- ------------- ------------- -------------- ------------
December 31, 1994         $   9.875    $   9.000    $   10.080    $   10.020       ( 2.03)%       (10.18)%  15,590,400
March 31, 1995                9.000        8.500        10.040         9.650       (10.36)        (11.92)   24,778,200
June 30, 1995                 9.250        8.750         9.650         9.600       ( 4.15)        ( 8.85)   16,974,600
September 30, 1995            9.375        8.875         9.660         9.660       ( 2.95)        ( 8.13)   15,325,900
December 31, 1995             9.500        9.000         9.650         9.620       ( 1.55)        ( 6.45)   16,428,200
March 31, 1996                9.625        9.250         9.610         9.590         0.16         ( 3.55)   17,978,300
June 30, 1996                 9.750        9.375         9.610         9.570         1.46         ( 2.04)   13,187,700
September 30, 1996           10.000        9.500         9.560         9.580         4.60         ( 0.84)   15,821,000
December 31, 1996            10.000        9.250         9.580         9.430         4.38         ( 1.91)   28,740,200
March 31, 1997               10.000        9.625         9.390         9.420         6.50           2.18    18,483,600
June 30, 1997                10.125        9.875         9.400         9.380         7.71           5.28    18,863,600
September 30, 1997           10.250       10.000         9.400         9.410         9.04           6.27    15,034,200
December 31, 1997            10.375       10.125         9.310         9.380        11.44           7.94    13,270,900
March 31, 1998               10.500        9.875         9.360         9.340        12.18           5.73    15,588,500

The following chart shows, for the Trust's Shares for the period from March 3, 1995 to May 8, 1998: (1) the closing price of the Shares as shown on the NYSE Composite Transaction Tape; (2) the NAV of the Shares; and (3) the discount or premium to NAV.


DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
05/08/98  10.063    9.290     8.32        01/23/98   10.500    9.360     12.18
05/14/98  10.125    9.340     8.40        01/16/98   10.313    9.340     10.41
04/24/98  10.000    9.330     7.18        01/09/98   10.313    9.330     10.53
04/17/98  10.063    9.320     7.97        01/02/98   10.313    9.310     10.77
04/10/98   9.938    9.300     6.85        12/26/97   10.375    9.390     10.49

04/03/98  10.063    9.360     7.51        12/19/97   10.375    9.380     10.61
03/27/98   9.875    9.340     5.73        12/12/97   10.250    9.360      9.51
03/20/98  10.000    9.330     7.18        12/05/97   10.250    9.340      9.74
03/13/98  10.125    9.310     8.75        11/28/97   10.250    9.390      9.16
03/06/98  10.250    9.290    10.33        11/21/97   10.188    9.390      8.49

02/27/98  10.313    9.340    10.41        11/14/97   10.188    9.360      8.84
02/20/98  10.313    9.340    10.41        11/07/97   10.250    9.350      9.63
02/13/98  10.250    9.340     9.74        10/31/97   10.250    9.400      9.04
02/06/98  10.250    9.320     9.98        10/24/97   10.313    9.390      9.82
01/30/98  10.250    9.380     9.28        10/17/97   10.188    9.380      8.61


DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
10/10/97  10.188    9.360     8.84        06/27/97    10.031     9.420     6.49
10/03/97  10.250    9.410     8.93        06/20/97    10.125     9.400     7.71
09/26/97  10.188    9.390     8.49        06/13/97    10.125     9.390     7.83
09/19/97  10.188    9.380     8.61        06/06/97    10.063     9.370     7.39
09/12/97  10.125    9.350     8.29        05/30/97    10.063     9.420     6.82

09/05/97  10.125    9.330     8.52        05/23/97    10.125     9.400     7.71
08/29/97  10.125    9.400     7.71        05/16/97     9.875     9.380     5.28
08/22/97  10.125    9.380     7.94        05/09/97    10.000     9.370     6.72
08/15/97  10.188    9.370     8.72        05/02/97    10.000     9.420     6.16
08/08/97  10.125     n.a.      n.a.       04/25/97    10.000     9.420     6.16

08/01/97  10.188    9.430     8.03        04/18/97    10.125     9.400     7.71
07/25/97  10.125    9.410     7.60        04/11/97    10.125     9.380     7.94
07/18/97  10.000    9.380     6.61        04/04/97    10.125     9.440     7.26
07/11/97  10.000    9.380     6.61        03/28/97     9.875     9.420     4.83
07/04/97  10.000    9.430     6.04        03/21/97     9.750     9.410     3.61


DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
03/14/97   10.000    9.390     6.50      11/29/96      9.375     9.450    -.79
03/07/97   10.000    9.400     6.38      11/22/96      9.375     9.430    -.58
02/28/97    9.875    9.450     4.50      11/15/96      9.375     9.560   -1.94
02/21/97    9.875    9.430     4.72      11/08/96      9.250     9.560   -3.24
02/14/97   10.000     n.a.     n.a.      11/01/96      9.438     9.610   -1.80

02/07/97    9.750    9.410     3.61      10/25/96      9.625     9.600     .26
01/31/97    9.750    9.460     3.07      10/18/96      9.625     9.580     .47
01/24/97    9.813    9.440     3.95      10/11/96      9.750     9.570    1.88
01/17/97    9.750    9.430     3.39      10/04/96      9.875     9.620    2.65
01/10/97    9.875    9.410     4.94      09/27/96      9.875     9.600    2.86

01/03/97    9.875    9.390     5.17      09/20/96      9.625     9.580     .47
12/27/96    9.750    9.380     3.94      09/13/96     10.000     9.560    4.60
12/20/96    9.750     n.a.     n.a.      09/06/96      9.875      n.a.    n.a.
12/13/96    9.625    9.410     2.28      08/30/96      9.875     9.600    2.86
12/06/96    9.375    9.390     -.16      08/23/96      9.875     9.600    2.86


DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
08/16/96  9.875     9.580      3.08        05/03/96   9.625    9.600      .26
08/09/96  9.875     9.560      3.29        04/26/96   9.500    9.580     -.84
08/02/96  9.813     9.620      2.00        04/19/96   9.625    9.570      .57
07/26/96  9.750     9.600      1.56        04/12/96   9.625    9.550      .79
07/19/96  9.625     9.580       .47        04/05/96   9.500    9.540     -.42

07/12/96  9.625     9.570       .57        03/29/96   9.625    9.610      .16
07/05/96  9.750     9.550      2.09        03/22/96   9.375    9.590    -2.24
06/28/96  9.750     9.610      1.46        03/15/96   9.375    9.570    -2.04
06/21/96  9.625     9.590       .36        03/08/96   9.375     n.a.     n.a.
06/14/96  9.750     9.570      1.88        03/01/96   9.375    9.610    -2.45

06/07/96  9.625     9.560       .68        02/23/96   9.500    9.610    -1.14
05/31/96  9.500     9.610     -1.14        02/16/96   9.375    9.590    -2.24
05/24/96  9.625     9.590       .36        02/09/96   9.375    9.580    -2.14
05/17/96  9.625     9.570       .57        02/02/96   9.313    9.640    -3.40
05/10/96  9.500     9.560      -.63        01/26/96   9.375    9.620    -2.55


DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
01/19/96   9.375     9.620   -2.55         10/06/95   9.375     9.610   -2.45
01/12/96   9.375     9.600   -2.34         09/29/95   9.375     9.660   -2.95
01/05/96   9.375     9.590   -2.24         09/22/95   9.250     9.640   -4.05
12/29/95   9.250     9.580   -3.44         09/15/95   9.375     9.630   -2.65
12/22/95   9.375     9.630   -2.65         09/08/95   9.250     9.610   -3.75

12/15/95   9.375     9.630   -2.65         09/01/95   9.250     9.670   -4.34
12/08/95   9.250     9.610   -3.75         08/25/95   9.250     9.640   -4.05
12/01/95   9.125     9.670   -5.64         08/18/95   9.125     9.620   -5.15
11/24/95   9.125     9.650   -5.44         08/11/95   9.000     9.610   -6.35
11/17/95   9.250     9.620   -3.85         08/04/95   9.125     9.670   -5.64

11/10/95   9.000     9.620   -6.44         07/28/95   9.000     9.650   -6.74
11/03/95   9.125     9.670   -5.64         07/21/95   8.875     9.630   -7.84
10/27/95   9.250     9.660   -4.24         07/14/95   9.000     9.620   -6.44
10/20/95   9.250     9.640   -4.05         07/07/95   9.125     9.600   -4.95
10/13/95   9.375     9.620   -2.55         06/30/95   9.125     9.650   -5.44


DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
06/23/95   9.125     9.650   -5.44         03/10/95   8.750     9.610   -8.95
06/16/95   9.000     9.630   -6.54         03/03/95   8.750     9.660   -9.42
06/09/95   9.125     9.620   -5.15
06/02/95   9.000     9.670   -6.93
05/26/95   8.875     9.660   -8.13

05/19/95   9.000     9.640   -6.64
05/12/95   8.875     9.620   -7.74
05/05/95   8.875     9.600   -7.55
04/28/95   8.875     9.660   -8.13
04/21/95   8.875     9.640   -7.94

04/14/95   8.750     9.620   -9.04
04/07/95   8.750     9.610   -8.95
03/31/95   8.750     9.670   -9.51
03/24/95   8.750     9.650   -9.33
03/17/95   8.750     9.630   -9.14


Source: BLOOMBERG Financial Markets.

On May 12, 1998, the last reported sale price of a Share of the Trust's Shares on the NYSE was $10.125. The Trust's NAV on May 12, 1998 was $9.31. See "Net Asset Value" in the SAI. On May 12, 1998, the last reported sale price of a share of the Trust's Common Shares on the NYSE ($10.125) represented a 8.75% premium above NAV ($9.31) as of that date.

The Trust's Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's Shares were listed on the NYSE. The Trust cannot predict whether its Shares will trade in the future at a premium or discount to NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.

Investment Performance


                               Morningstar Ratings

For the three-year and five-year periods ended February 28, 1998, the Trust had a 3 star and a 4 star Morningstar risk-adjusted performance rating, when rated among 143 and 106 taxable bond funds, respectively. The Trust's overall rating through February 28, 1998, was 4 stars.1 For the three-year and five-year periods ended February 28, 1998, the Trust's risk score placed the Trust 1st out of 32 and 29 Corporate Bond -- General funds. For the three-year and five-year periods ended February 28, 1998, the Trust's risk score placed the Trust 2nd and 1st out of all closed-end funds (570 and 446 closed-end funds, respectively) tracked by Morningstar.2 Morningstar's risk score evaluates an investment company's downside volatility relative to all other investment companies in its class.


                                 Lipper Rankings

According to Lipper Analytical Services, Inc. ("Lipper") (a company that calculates and publishes rankings of closed-end and open-end management investment companies), for the one-, three-, and five-year periods ended February 28, 1998, the Trust ranked first among all funds in the Loan Participation Fund Category of closed-end funds, defined by Lipper to include closed-end management investment companies that invest in Senior Loans. Investors should note that past performance is no assurance of future results.




Periods ended                               Total       Number of Funds
February 28, 1998         Ranking(3)     Return (3)     in Category (4)
----------------------   ------------   ------------   ----------------

  One year                    1              8.24%            7
  Three years                 1             28.01%            6
  Five years                  1             46.93%            5


------------
(1) The Trust's overall rating is based on a weighted average of its performance for the three-year and five-year periods ended February 28, 1998.
(2) Morningstar's taxable bond fund category includes Corporate Bond -- General, Government Bond, International Bond and Multisector Bond funds. On Morningstar's risk-adjusted performance rating system, funds falling into the top 10% of all funds within their category are awarded five stars and funds in the next 22.5% receive four stars, and the next 35% receive three stars. Morningstar ratings are calculated from the Trust's three and five year returns (with fee adjustment, if any) in excess of 90-day Treasury bill returns, and a risk factor that reflects the Trust's performance below 90-day Treasury bill returns. The ratings are subject to change every month. Morningstar ranks funds within the Corporate Bond General category and the closed-end universe for risk for the three, five and ten-year periods based upon their downside volatility compared to a 90-day Treasury bill.
(3) Ranking is based on total return. Total return is measured on the basis of NAV at the beginning and end of each period, assuming the reinvestment of all dividends and distributions, but not reflecting the January 1995 and November 1996 rights offerings. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992.
(4) This category includes other closed-end investment companies that, unlike the current practices of the Trust, offer their shares continuously and have conducted periodic tender offers for their shares. These practices may have affected the total returns of these companies.

             Comparative Performance -- Trailing 12 Month Average

Presented below are distribution rates for the Trust. Also shown are distribution rates of a composite of other investment companies with investment objectives and policies comparable to those of the Trust. In addition, presented below are various benchmark indicators of interest and borrowing rates. The distribution rates for the Trust and the composite of the other investment companies are calculated using actual distributions annualized for the preceding twelve months.

                             COMPARATIVE PERFORMANCE
                            TRAILING 12 MONTH AVERAGE

The following plot points replace a graph showing comparative yield of the Trust, the prime rate, the 60-day LIBOR rate, and a composite of comparable investment companies.

                  Pilgrim
                  America
   Month          Prime Rate       Composite        Prime            60-Day
   Ended          Trust            Average          Rate              LIBOR

  1/31/91          9.675%           9.537%          9.917%           8.063%
  2/28/91          9.627%           9.501%          9.833%           7.943%
  3/31/91          9.500%           9.421%          9.750%           7.792%
  4/30/91          9.379%           9.340%          9.667%           7.579%
  5/31/91          9.203%           9.256%          9.542%           7.386%
  6/30/91          9.052%           9.031%          9.417%           7.199%
  7/31/91          8.896%           8.873%          9.292%           7.032%
  8/31/91          8.730%           8.660%          9.167%           6.834%
  9/30/91          8.527%           8.476%          9.000%           6.600%
 10/31/91          8.372%           8.270%          8.833%           6.365%
 11/30/91          8.160%           8.039%          8.625%           6.084%
 12/31/91          7.963%           7.779%          8.375%           5.818%
  1/31/92          7.739%           7.587%          8.125%           5.574%
  2/29/92          7.526%           7.340%          7.917%           5.349%
  3/31/92          7.382%           7.133%          7.708%           5.157%
  4/30/92          7.199%           6.959%          7.500%           4.990%
  5/31/92          7.072%           6.774%          7.333%           4.823%
  6/30/92          6.939%           6.674%          7.167%           4.641%
  7/31/92          6.790%           6.534%          6.958%           4.432%
  8/31/92          6.671%           6.353%          6.750%           4.250%
  9/30/92          6.578%           6.194%          6.583%           4.063%
 10/31/92          6.498%           6.041%          6.417%           3.932%
 11/30/92          6.394%           5.888%          6.292%           3.844%
 12/31/92          6.277%           5.838%          6.250%           3.755%
  1/31/93          6.203%           5.725%          6.208%           3.677%
  2/28/93          6.151%           5.705%          6.167%           3.589%
  3/31/93          6.095%           5.675%          6.125%           3.500%
  4/30/93          6.070%           5.698%          6.083%           3.432%
  5/31/93          6.056%           5.608%          6.042%           3.375%
  6/30/93          6.022%           5.521%          6.000%           3.318%
  7/31/93          5.998%           5.476%          6.000%           3.302%
  8/31/93          6.002%           5.460%          6.000%           3.281%
  9/30/93          5.975%           5.443%          6.000%           3.281%
 10/31/93          5.899%           5.453%          6.000%           3.266%
 11/30/93          5.910%           5.433%          6.000%           3.224%
 12/31/93          5.932%           5.475%          6.000%           3.219%
  1/31/94          5.955%           5.496%          6.000%           3.214%
  2/28/94          5.978%           5.489%          6.000%           3.255%
  3/31/94          6.017%           5.472%          6.021%           3.302%
  4/30/94          6.068%           5.388%          6.083%           3.385%
  5/31/94          6.157%           5.443%          6.188%           3.484%
  6/30/94          6.258%           5.545%          6.292%           3.609%
  7/31/94          6.374%           5.639%          6.396%           3.734%
  8/31/94          6.474%           5.744%          6.542%           3.875%
  9/30/94          6.604%           5.906%          6.688%           4.042%
 10/31/94          6.738%           6.012%          6.833%           4.219%
 11/30/94          6.874%           6.175%          7.042%           4.432%
 12/31/94          7.076%           6.374%          7.250%           4.677%
  1/31/95          7.288%           6.551%          7.458%           4.927%
  2/28/95          7.487%           6.791%          7.708%           5.135%
  3/31/95          7.711%           7.067%          7.938%           5.333%
  4/30/95          7.915%           7.261%          8.125%           5.495%
  5/31/95          8.089%           7.412%          8.271%           5.625%
  6/30/95          8.249%           7.598%          8.417%           5.734%
  7/31/95          8.396%           7.672%          8.542%           5.828%
  8/31/95          8.534%           7.761%          8.625%           5.854%
  9/30/95          8.650%           7.818%          8.708%           5.911%
 10/31/95          8.749%           7.886%          8.792%           5.943%
 11/30/95          8.855%           7.919%          8.813%           5.930%
 12/31/95          8.876%           7.877%          8.813%           5.878%
  1/31/96          8.886%           7.853%          8.813%           5.812%
  2/29/96          8.895%           7.670%          8.750%           5.739%
  3/31/96          8.836%           7.534%          8.688%           5.677%
  4/30/96          8.773%           7.441%          8.625%           5.622%
  5/31/96          8.727%           7.407%          8.563%           5.573%
  6/30/96          8.671%           7.257%          8.500%           5.527%
  7/31/96          8.639%           7.203%          8.458%           5.503%
  8/31/96          8.612%           7.147%          8.417%           5.524%
  9/30/96          8.590%           7.066%          8.375%           5.493%
 10/31/96          8.577%           7.033%          8.333%           5.456%
 11/30/96          8.563%           7.002%          8.292%           5.422%
 12/31/96          8.567%           6.896%          8.271%           5.413%
  1/31/97          8.569%           6.814%          8.250%           5.422%
  2/28/97          8.564%           6.869%          8.250%           5.436%
  3/31/97          8.595%           6.879%          8.271%           5.459%
  4/30/97          8.647%           6.908%          8.292%           5.483%
  5/31/97          8.666%           6.913%          8.313%           5.507%
  6/30/97          8.715%           6.936%          8.333%           5.523%
  7/31/97          8.734%           6.960%          8.354%           5.529%
  8/31/97          8.744%           6.964%          8.375%           5.544%
  9/30/97          8.758%           6.967%          8.396%           5.560%
 10/31/97          8.768%           6.987%          8.417%           5.581%
 11/30/97          8.771%           6.970%          8.438%           5.615%
 12/31/97          8.777%           7.064%          8.458%           5.633%
  1/31/98          8.780%           7.066%          8.479%           5.639%
  2/28/98          8.777%           7.081%          8.500%           5.655%

------------
(1) The distribution rate is the annualization of the Trust's distributions per Share, divided by the NAV of the Trust at month-end. For the one-year and five-year periods ended February 28, 1998 and the period of May 12, 1988 (inception of the Trust) to February 28, 1998, the Trust's average annual total returns, based on NAV and assuming all rights were exercised, were 8.01%, 7.97%, and 8.47%, respectively. The Trust's 30-day standardized SEC yields as of February 28, 1998 were 8.60% at NAV and 7.77% at market. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992. As part of the 1996 rights offering the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.
(2) The composite represents an unweighted average for investment companies included in Lipper Analytical Services, Inc.'s Loan Participation Fund Category of closed-end funds (for funds excluding the Trust in existence for the entire period shown). Historical yields are based on monthly dividends divided by corresponding month-end NAVs, annualized. The closed-end investment companies reflected in the composite, unlike the current practices of the Trust, offer their shares continuously and have conducted periodic tender offers for their shares. These practices may have affected the yield of these companies.
(3) The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.
(4) Source: BLOOMBERG Financial Markets.
(5) Source: IDD/Tradeline. The LIBOR rate is the London Inter-Bank Offered Rate and is the benchmark for determining the interest paid on more than 90% of the Senior Loans in the Trust's portfolio. Generally, the yield on such loans has reflected, during the periods presented, a premium of approximately 2% or more to LIBOR.

                        INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective primarily by investing in interests in variable or floating rate Senior Loans, which, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity that is organized or domiciled in the United States, Canada or in U.S. territories and/or possessions. The Trust primarily invests in Senior Loans that have interest rates that float periodically based upon a benchmark indicator of prevailing interest rates, such as the Prime Rate or LIBOR, and will invest only in Senior Loans that are U.S. dollar-denominated. Under normal circumstances, at least 80% of the Trust's gross assets is invested in Senior Loans.

Under the Trust's policies, Senior Loans are considered loans that hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of PAII, in the category of senior debt of the borrower. Generally, the Senior Loans in which the Trust invests are fully collateralized with assets and/or cash flow that PAII believes have a market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan. The Trust also only purchases interests in Senior Loans of borrowers that PAII believes can meet debt service requirements from cash flow. Senior Loans vary in yield according to their terms and conditions, how often they pay interest, and when rates are reset. The Trust does not invest in Senior Loans whose interest rates are tied to non-domestic interest rates other than LIBOR.

Senior Loans that the Trust may acquire include participation interests in lease financings ("Lease Participations") where the collateral quality, credit quality of the borrower and the likelihood of payback are believed by PAII to be the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.

Subject to certain limitations, the Trust may acquire Senior Loans of borrowers engaged in any industry. With respect to no more than 25% of its total assets, the Trust may acquire Senior Loans that are unrestricted as to the percentage of a single issue the Trust may hold and, with respect to at least 75% of its total assets, the Trust will hold no more than 25% of the amount borrowed from all lenders in a single Senior Loan or other issue. The investment standards in this paragraph are fundamental and may not be changed without approval by Shareholders.

Investors should recognize that there can be no assurance that the investment objective of the Trust will be realized. Moreover, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Trust's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally. For additional information on Senior Loans, see "General Information on Senior Loans -- About Senior Loans."

Investment in the Trust's shares is intended to offer several benefits. The Trust offers investors the opportunity to seek a high level of current income by investing in a professionally managed portfolio comprised primarily of Senior Loans, a type of investment typically not available directly to individual investors. Other benefits are the professional credit analysis provided to the Trust by the Investment Manager and portfolio diversification.

The Trust can normally be expected to have a more stable net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short-term bond funds). Generally, the net asset value of the shares of an investment company which invests primarily in fixed-income securities changes as interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio normally can be expected to increase. The Investment Manager expects the Trust's net asset value to be relatively stable during normal market conditions, because the floating and variable rate Senior Loans in which the Trust invests float periodically in response to changes in interest rates. However, because variable interest rates only reset periodically, the Trust's net asset value may fluctuate from time to time in the event of an imperfect correlation between the interest rates on the Trust's loans and prevailing interest rates. Also, a default on a Senior Loan in which the Trust has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Trust's net asset value. Changes in interest rates can be expected to affect the dividends paid by the Trust, so that the yield on an investment in the Trust's shares will likely fluctuate in response to changes in prevailing interest rates.


Portfolio Maturity

Although the Trust has no restrictions on portfolio maturity, normally at least 80% of the net assets invested in Senior Loans are composed of Senior Loans with maturities of one to ten years with rates of interest which typically reset either daily, monthly, or quarterly. The maximum period of time of interest rate reset on any Senior Loans in which the Trust may invest is one year. In addition, the Trust will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its Senior Loans of 90 days or less.

In the event of a change in the benchmark interest rate on a Senior Loan, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Trust as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Trust as lender would earn interest at a lower rate, but only on and after the reset date.


Credit Analysis

In acquiring a Senior Loan, PAII considers the following factors: positive cashflow coverage of debt service; adequate working capital; appropriate capital structure; leverage ratio consistent with industry norms; historical experience of attaining business and financial projections; the quality and experience of management; and adequate collateral coverage. The Trust does not impose any minimum standard regarding the rating of any outstanding debt securities of borrowers.

PAII performs its own independent credit analysis of the borrower. In so doing, PAII may utilize information and credit analyses from the agents that originate or administer loans, other lenders investing in a Senior Loan, and other sources. These analyses will continue on a periodic basis for any Senior Loan purchased by the Trust. See "Risk Factors and Special Considerations -- Credit Risks and Realization of Investment Objective."


Other Investments

Assets not invested in Senior Loans will generally consist of other instruments, including Hybrid Loans, unsecured loans, subordinated loans, short-term debt instruments with remaining maturities of 120 days or less (which may have yields tied to the Prime Rate, commercial paper rates, federal funds rate or LIBOR), longer term debt securities, equity securities acquired in connection with investment or restructuring of a Senior Loan, and other instruments as described under "Additional Information About Investments and Investment Techniques" in the SAI. Short-term instruments may include (i) commercial paper rated A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc., or of comparable quality as determined by PAII, (ii) certificates of deposit, bankers' acceptances, and other bank deposits and obligations, and (iii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. During periods when, in the opinion of PAII, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash, or in the instruments described above


Hybrid Loans

The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). The Trust may invest only in Hybrid Loans that are secured debt of the borrower, although they may not in all instances be considered senior debt of the borrower. With Hybrid Loans, the Trust may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished.

As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because the Trust's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans. The Trust will invest only in Hybrid Loans which meet credit standards established by PAII with respect to Hybrid Loans and nonetheless provide certain protections to the lender such as collateral maintenance or call protection. The Trust may only invest up to 20% of its assets in Hybrid Loans as part of its investment in "Other Investments" as described above, and Hybrid Loans will not count toward the 80% of the Trust's assets that are normally invested in Senior Loans.


Subordinated and Unsecured Loans

The Trust may also invest up to 5% of its total assets, measured at the time of investment, in subordinated and unsecured loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The Trust will acquire unsecured loans only where the Investment Manager believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subordinated and unsecured loans will constitute part of the Trust's investment in "Other Investments" as described above, and will not count toward the 80% of the Trust's assets that are normally invested in Senior Loans. The maximum of 5% of the Trust's assets invested in subordinated and unsecured loans will constitute part of the 20% of the Trust's assets that may be invested in "Other Investments" as described above, and will not count toward the 80% of the Trust's assets that are normally invested in Senior Loans.


Use of Leverage

The Trust is permitted to borrow up to 33 1|M/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings.

The Trust is currently a party to credit facilities with financial institutions that permit the Trust to borrow up to $515,000,000. Borrowing may be made for the purpose of acquiring additional income-producing investments when the Investment Manager believes that such use of borrowed proceeds will enhance the Trust's net yield. The amount of outstanding borrowings may vary with prevailing market or economic conditions. In addition, although the Trust has not conducted a tender offer since 1992 or repurchased its shares since January 1994, in the event that it determines to again conduct a tender offer or repurchase its shares, the Trust may use borrowings to finance the purchase of its shares. For information on risks associated with borrowing, see "Risk Factors and Special Considerations -- Borrowing and Leverage."


Policies Subject to Shareholder Approval

Certain of the investment policies of the Trust described above have been approved by the Board of Trustees of the Trust, but will not be effective until approved by a majority of the shareholders of the Trust. These policies are those (i) permitting the Trust to invest in Senior Loans of business entities other than corporations, (ii) treating investments in Lease Participations as Senior Loans, and (iii) permitting the Trust to invest in certain Hybrid Loans and in unsecured loans. The proposed policy changes will be submitted to shareholders for their approval at the Trust's annual shareholders meeting currently scheduled for August, 1998.


                       GENERAL INFORMATION ON SENIOR LOANS


Primary Market Overview

The primary market for Senior Loans has become much larger and varied in recent years. The volume of loans originated in the Senior Loan market has increased from $376 billion in 1992 to $1.1 trillion in

1997. Senior Loans tailored to the institutional investor, such as the Trust, have increased from $2.5 billion in 1993 to nearly $25.0 billion in 1997. In 1997, the volume of leveraged loans (priced at LIBOR + 1.5% or higher) reached the highest level since 1989 with $194.0 billion in volume. Leveraged loan volume of $74.5 billion in the fourth quarter of 1997 is above fourth quarter volume in each of the preceding two years.


                         Year    Volume($bil.)

                         1988      284.4
                         1989      333.2
                         1990      241.3
                         1991      234.4
                         1992      375.5
                         1993      389.3
                         1994      665.3
                         1995      816.9
                         1996      887.6
                         1997     1111.9


Source: Loan Pricing Corporation.

The total Senior Loan market for both leveraged and non-leveraged transactions has averaged an annual growth rate of 24.2% since 1992. The Trust's net assets, $734 million at the end of 1992 and $1 billion at the end of 1997, have grown at an average annual growth rate of 7.0% for the same period.

At the same time primary Senior Loan volume has grown, demand has remained strong as institutional investors other than banks have begun to enter the Senior Loan market. Investment companies, insurance companies, and private investment vehicles are joining U.S. and foreign banks as lenders. The entrance of new investors has helped grow the bank loan trading market with record volume of $62.0 billion during 1997. The active secondary market, coupled with banks' focus on portfolio management and the move toward standard market practices, has helped increase the liquidity for Senior Loans. With this growth in volume and demand, Senior Loans have adopted innovative structures and characteristics, as described elsewhere in this Prospectus.


About Senior Loans

Senior Loans vary from other types of debt in that they generally hold the most senior position in the capital structure of a borrower. Priority liens are obtained by the lenders that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Trust may also receive guarantees as a form of collateral. The Trust may invest in Senior

Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. Generally, the agent on a Senior Loan is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by an agent ("agent"), which usually is one or more of the lenders. The Trust will acquire Senior Loans from and sell Senior Loans to the following lenders: money center banks, selected regional banks and selected non-banks, insurance companies, finance companies, other investment companies, private investment funds, and lending companies. The Trust may also acquire Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. On behalf of the lenders, generally the agent is primarily responsible for negotiating the loan agreement ("loan agreement"), which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other participants. The agent and the other original lenders also may assign all or a portion of their interests in the Senior Loan to other participants.

The Trust's investment in Senior Loans generally may take one of several forms including: acting as one of the group of lenders originating a Senior Loan (an "original lender"); purchase of an assignment ("assignment") or a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. The Trust may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.

The agent that arranges a Senior Loan is frequently a commercial or investment bank or other entity that originates a Senior Loan and the entity that invites other parties to join the lending syndicate. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid fees by the borrower for their services. The Trust may serve as the agent or co-agent for a Senior Loan. See "Additional Information About Investments and Investment Techniques -- Originating Senior Loans" in the SAI.

When the Trust is a member of the originating syndicate group for a Senior Loan, it may share in a fee paid to the original lenders. When the Trust is an original lender or acquires an assignment, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the Senior Loan agreement, and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have certain voting and consent rights under the applicable Senior Loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

When the Trust is a purchaser of an assignment it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The Trust will purchase an assignment or act as lender with respect to a syndicated Senior Loan only where the agent with respect to such Senior Loan is determined by the Investment Manager to be creditworthy at the time of acquisition.

To a lesser extent, the Trust invests in participations in Senior Loans. With respect to any given Senior Loan, the rights of the Trust when it acquires a participation may be more limited than the rights of original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained. Participation by the Trust in a lender's portion of a Senior Loan typically results in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the Senior Loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower with the result that the Trust may be subject to delays, expenses and risks that are greater than those that exist where the Trust is the original lender, and the Trust may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a creditor of the lender instead of the borrower. As a result, the Trust may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Trust may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the borrower. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct of the lender selling the participation. The Trust will only acquire participations if the lender selling the participations and any other persons interpositioned between the Trust and the lender are determined by the Investment Manager to be creditworthy.

When the Trust is an original lender, it will have a direct contractual relationship with the borrower. If the terms of an interest in a Senior Loan provide that the Trust is in privity with the borrower, the Trust has direct recourse against the borrower in the event the borrower fails to pay scheduled principal or interest. In all other cases, the Trust looks to the agent to use appropriate credit remedies against the borrower. When the Trust purchases an assignment, the Trust typically succeeds to the rights of the assigning lender under the Senior Loan agreement, and becomes a lender under the Senior Loan agreement. When the Trust purchases a participation in a Senior Loan, the Trust typically enters into a contractual arrangement with the lender selling the participation, and not with the borrower.

Should an agent become insolvent, or enter Federal Deposit Insurance Corporation ("FDIC") receivership or bankruptcy, any interest in the Senior Loan transferred by such person and any Senior Loan repayment held by the agent for the benefit of participants may be included in the agent's estate where the Trust acquires a participation interest from an original lender, should that original lender become insolvent, or enter FDIC receivership or bankruptcy, any interest in the Senior Loan transferred by the original lender may be included in its estate. In such an event, the Trust might incur certain costs and delays in realizing payment or may suffer a loss of principal and interest.



                     RISK FACTORS AND SPECIAL CONSIDERATIONS

The following summarizes certain risks that should be considered, among others, in connection with an investment in the Trust. For further information on risks associated with the possible investments of the Trust, see "Additional Information About Investments and Investment Techniques" in the Statement of Additional Information.

This  Prospectus   includes  certain   statements  that  may  be  deemed  to  be
"forward-looking statements." All statements, other than statements of historical facts, included in this Prospectus that address activities, events or developments that the Trust or PAII, as the case may be, expects, believes or anticipates will or may occur in the future, including such matters as the use of proceeds, investment strategies, and other such matters could be considered forward-looking statements. These statements are based on certain assumptions and analyses made by the Trust or PAII, as the case may be, in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, including the risk factors discussed below, general economic and business conditions, the investment opportunities (or lack thereof) that may be presented to and pursued by the Trust, changes in laws or regulations and other factors, many of which are beyond the control of the Trust. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those described in the forward-looking statements.

Discount From or Premium To NAV. The Trust's Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's shares were listed on the NYSE. The reasons for the Trust's Shares trading at a premium to or discount from NAV are not known to the Trust, nor can the Trust predict whether its Shares will trade in the future at a premium to or discount from NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. The possibility that shares of the Trust will trade at a discount from NAV is a risk separate and distinct from the risk that the Trust's NAV may decrease.

Shares will be issued by the Trust pursuant to the Program only if the market price of the Shares, plus the estimated commissions of purchasing the Shares on the secondary market, is greater than NAV. In some circumstances, as described under "Plan of Distribution," the Trust may issue Shares at a price equal to a premium above NAV pursuant to the terms of the Program. At any time when shares of a closed-end investment company are purchased at a premium above NAV, the NAV of the shares purchased is less than the amount invested by the shareholder. Furthermore, to the extent that the Shares of the Trust are issued at a price equal to a premium above NAV, the Trust will receive and benefit from the difference in those amounts.

Credit Risks and  Realization  of Investment  Objective.  While all  investments involve some amount of risk, Senior Loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. Although the Trust will generally invest in Senior Loans that will be fully collateralized with assets whose market value, at the time of acquisition, equals or exceeds the principal amount of the Senior Loan, the value of the collateral may decline below the principal amount of the Senior Loan subsequent to the Trust's investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Trust will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Senior Loans are also subject to the risk of nonpayment of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on Senior Loans held by the Trust, the Trust could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV of Trust Shares or the amount of its dividends. To the extent that the Trust's investment is in a Senior Loan acquired from another lender, the Trust may be subject to certain credit risks with respect to that lender. See "About Senior Loans." Further, there is no assurance that the liquidation of the collateral underlying a Senior Loan would satisfy the issuer's obligation to the Trust in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Trust may invest. As of February 28, 1998, approximately 1.31% of the Trust's net assets and .97% of total assets consisted of non-performing Senior Loans.

In the event of a bankruptcy of the borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy would be an assertion that the pledging of collateral to secure the Senior Loan constituted a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Trust's rights to the rights of other creditors of the borrower under applicable law.

Investment decisions will be based largely on the credit analysis performed by the Investment Manager's investment personnel, and such analysis may be difficult to perform for many issuers. Information about interests in Senior Loans generally will not be in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, issuers are required to provide financial information to lenders, including the Trust, and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of the Senior Loans in which the Trust will invest will float with a specified interest rate. Thus the risk that changes in interest rates will affect the market value of such Senior Loans is significantly decreased.

Borrowing and Leverage. The Trust is permitted to enter into borrowing transactions representing up to 33 1|M/3% (or such other percentage permitted by
law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. Borrowing for investment purposes increases both investment opportunity and investment risk. Capital raised through borrowings will be subject to interest and other costs. There can be no assurance that the Trust's income from borrowed proceeds will exceed these costs; however, the Investment Manager seeks to borrow for the purposes of making additional investments only if it believes, at the time of entering into a Senior Loan, that the total return on such investment will exceed interest payments and other costs. In addition, the Investment Manager intends to mitigate the risk that the costs of borrowing will exceed the total return on an investment by borrowing on a variable rate basis. In the event of a default on one or more Senior Loans or other interest-bearing instruments held by the Trust, borrowing would exaggerate the loss to the Trust and may exaggerate the effect on the Trust's NAV. The Trust's lenders will have priority to the Trust's assets over the Trust's Shareholders.

As prescribed by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing immediately following any such borrowing and on an ongoing basis as a condition of declaring dividends. The Trust's inability to make distributions as a result of these requirements could cause the Trust to fail to qualify as a regulated investment company and/or subject the Trust to income or excise taxes.

The interest rate on the Trust's credit facilities as of February 28, 1998, was a variable rate based on LIBOR or the federal funds rate at the Trust's option, plus 0.40% of outstanding borrowings on the 364-day credit facility and 0.375% of outstanding borrowings on the four-year credit facility, plus a facility fee on unused commitments of 0.10% on the 364-day credit facility and 0.125% on the four-year credit facility. At such rates, and assuming the Trust borrowed an amount equal to 33 1|M/3% of its total net assets plus borrowings, the Trust must produce a 2.05% annual return (net of expenses) in order to cover interest payments. The Trust intends to borrow only for investment purposes when it believes at the time of borrowing that total return on investment will exceed interest and other costs.

The following table is designed to illustrate the effect on return to a holder of the Trust's Common Shares of the leverage obtained by the Trust's use of borrowing, assuming hypothetical annual returns on the Trust's portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.



Assumed Portfolio Return, net of expenses(1) ....     (10%)       (5%)       0%       5%       10%
Corresponding Return to Common Shareholders(2) ..  (18.07%)   (10.57%)   (3.07%)   4.43%    11.92%

------------
(1) The Assumed Portfolio Return is required by regulation of the Commission and is not a prediction of, and does not represent, the projected or actual performance of the Trust.
(2) In order to compute the "Corresponding Return to Common Shareholders," the "Assumed Portfolio Return" is multiplied by the total value of the Trust's assets at the beginning of the Trust's fiscal year to obtain an assumed return to the Trust. From this amount, all interest accrued during the year is subtracted to determine the return available to Shareholders. The return available to Shareholders is then divided by the total value of the Trust's net assets as of the beginning of the fiscal year to determine the "Corresponding Return to Common Shareholders."

Secondary Market for the Trust's Shares. The issuance of Shares through the Program may have an adverse effect on the secondary market for the Trust's Shares. The increase in the amount of the Trust's outstanding Shares resulting from issuances pursuant to the Program or pursuant to privately negotiated transactions, and the discount to the market price at which the Shares may be issued, may put downward pressure on the market price for Shares of the Trust. Shares will not be issued pursuant to the Program at any time when Shares are trading at a price lower than the Trust's NAV per Share.

When the Trust's Shares are trading at a premium, the Trust may also issue Shares of the Trust that are sold through transactions effected on the NYSE. The increase in the amount of the Trust's outstanding Shares resulting from that offering may put downward pressure on the market price for the Shares of the Trust.

Limited Secondary Market for Senior Loans. Although it is growing, the secondary market for Senior Loans is currently limited. Accordingly, some or many of the Senior Loans in which the Trust invests will be relatively illiquid. The Trust may have difficulty disposing of illiquid assets if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. Although the Trust has not conducted a tender offer since 1992, in the event that it determines to again conduct a tender offer, limitations of a secondary market may result in difficulty in raising cash to purchase tendered Shares. These events may cause the Trust to sell securities at lower prices than it would otherwise consider to meet cash needs and may cause the Trust to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. If the Trust purchases a relatively large Senior Loan to generate income, the limitations of the secondary market may inhibit the Trust from selling a portion of the Senior Loan and reducing its exposure to a borrower when the Investment Manager deems it advisable to do so.

In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Demand for Senior Loans. Although the volume of Senior Loans has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit the Trust by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by the Trust and the rights provided to the Trust under the terms of the Senior Loan.



                            DESCRIPTION OF THE TRUST

The Trust was organized as a Massachusetts business trust on December 2, 1987, and is registered with the Commission as a diversified, closed-end management investment company under the Investment Company Act. The Trust's Agreement and Declaration of Trust, a copy of which is on file in the office of the Secretary of State of the Commonwealth of Massachusetts, authorizes the issuance of an unlimited number of shares of beneficial interest without par value.

The Trust issues shares of beneficial interest in the Trust. Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given to all parties in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees, and each party thereto must expressly waive all rights or any action directly against Shareholders. The Agreement and Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any Shareholder of the Trust held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

As of April 30, 1998, to the best of the Trust's knowledge, no Shareholders owned of record or beneficially more than 5% of the outstanding Shares of the Trust. The number of Shares outstanding as of May 12, 1998 was 111,017,618, none of which were held by the Trust. The Shares are listed on the NYSE.


Dividends, Voting and Liquidation Rights

Each Share of the Trust has one vote and shares equally in dividends and distributions when and if declared by the Trust and in the Trust's net assets upon liquidation. All Shares, when issued, are fully paid and are non-assessable by the Trust. There are no preemptive or conversion rights applicable to any of the Shares. Trust Shares do not have cumulative voting rights and, as such, holders of more than 50% of the Shares voting for trustees can elect all trustees and the remaining Shareholders would not be able to elect any trustees.


Status of Shares

The Board of Trustees may classify or reclassify any unissued Shares of the Trust into Shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such

Shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.



Fundamental and Non-Fundamental Policies of the Trust

The investment objective of the Trust, certain policies of the Trust specified herein as "fundamental" and the investment restrictions of the Trust described in the Statement of Additional Information are fundamental policies of the Trust and may not be changed without a "Majority Vote" of the shareholders of the Trust. The term "Majority Vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Trust or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust are represented at the meeting in person or by proxy, whichever is less. All other policies of the Trust may be modified by resolution of the Board of Trustees of the Trust.



                    INVESTMENT MANAGEMENT AND OTHER SERVICES


Investment Manager

PAII, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, serves as Investment Manager to the Trust and has overall responsibility for the management of the Trust. The Trust and PAII have entered into an Investment Management Agreement that requires PAII to provide all investment advisory and portfolio management services for the Trust. It also requires PAII to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. PAII provides the Trust with office space, equipment and personnel necessary to administer the Trust. The agreement with PAII can be canceled by the Board of Trustees upon 60 days' written notice. Organized in December 1994, PAII is registered as an investment adviser with the Commission. PAII serves as investment manager to seven other registered investment companies (or series thereof), as well as privately managed accounts, and currently has assets under management of approximately $4 billion as of the date of this Prospectus.

PAII  is  an  indirect,  wholly-owned  subsidiary  of  Pilgrim  America  Capital
Corporation ("Pilgrim America") (NASDAQ: PACC) (formerly, Express America Holdings Corporation). Through its subsidiaries, Pilgrim America engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and private accounts.

PAII bears its expenses of providing the services described above. PAII currently receives from the Trust an annual fee, paid monthly, of 0.85% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $700 million; 0.75% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, in excess of $700 million up to $800 million; and 0.65% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, in excess of $800 million. PAII has agreed to reduce its fee until November 12, 1999 to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

The Trust pays all operating and other expenses of the Trust not borne by PAII including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Trust also pays all taxes imposed on it and all brokerage commissions and loan-related fees. The Trust is responsible for paying all of the expenses of the Offering.

Portfolio Management. The Trust's portfolio is managed by a portfolio management team consisting of a Senior Portfolio Manager, five Assistant Portfolio Managers, and credit analysts.

    Howard Tiffen is a Senior Vice President of PAII and the President, Chief Operating Officer, and Senior Portfolio Manager of the Trust. He has had primary responsibility for investment management of the Trust since November, 1995. Prior to November 1995, Mr. Tiffen worked as a Managing Director of various divisions of Bank of America (and its predecessor, Continental Bank).

    James R. Reis is Executive Vice President, Chief Credit Officer, and Assistant Secretary of the Trust. Mr. Reis is Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Treasurer (since September 1996), of PAGI and PAII and Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January
    1995) of PASI. Mr. Reis is also Executive Vice President, Treasurer and Assistant Secretary of each of the other funds in the Pilgrim America Group of Funds and Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991-December 1993) of Pilgrim America (formerly, Express America Holdings
    Corporation). Mr. Reis currently serves or has served as an officer or director of other affiliates of Pilgrim America.

    Daniel A. Norman is Senior Vice President, Treasurer and Assistant Portfolio Manager of the Trust. He has served as Assistant Portfolio Manager of the Trust since September 1996. Mr. Norman is a Senior Vice President of PAGI and PAII (since December 1994), and Senior Vice President (since November
    1995) and Treasurer and Chief Financial Officer (since April 1997) of PASI. Mr. Norman was Senior Vice President of Express America Mortgage Corporation and Express America Holdings Corporation (February 1992 - February 1996).

    Jeffrey A. Bakalar has served as Assistant Portfolio Manager of the Trust since January 1998. Prior to joining PAII, Mr. Bakalar was Vice President of First National Bank of Chicago (July 1994 - January 1998) and Corporate Finance Officer of the Securitized Products Group of Continental Bank (November 1993 - July 1994).

    Michel Prince has served as Assistant Portfolio Manager of the Trust since May 1998. Prior to joining PAII, Mr. Prince was Vice President of Rabobank International, Chicago Branch (July 1996 - April 1998) and Vice President of Fuji Bank, Chicago Branch (April 1992 - July 1996).

    Thomas (Tim) C. Hunt has served as Assistant Portfolio Manager of the Trust since June 1997. He has also served as Senior Portfolio Analyst for the Trust from December 1995 to June 1997. Prior to joining PAII, Mr. Hunt was a Corporate Finance Analyst with Bank of America (June 1995-December 1995), received a masters degree from the American Graduate School of International Management (1993-1995), and worked for the Japanese Ministry of Education in Saitama, Japan (1991-1993).


The Administrator

The Administrator of the Trust is PAGI. Its principal business address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. The Administrator is a wholly-owned subsidiary of Pilgrim America and the immediate parent company of PAII.

Under an Administration Agreement between PAGI and the Trust, PAGI administers the Trust's corporate affairs subject to the supervision of the Trustees of the Trust. In that connection PAGI monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Trust's portfolio. PAGI also furnishes the Trust with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These include preparation of annual and other reports to shareholders and to the Commission. PAGI also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below). The Administrator has authorized all of its officers and employees who have been elected as Trustees or officers of the Trust to serve in the latter capacities. All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.

The Trust pays PAGI for the services performed and the facilities furnished by PAGI as Administrator a fee, computed daily and payable monthly. The Administration Agreement states that PAGI is entitled to receive a fee at an annual rate of 0.15% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $800 million; and 0.10% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, in excess of $800 million.

Transfer Agent, Dividend Disbursing Agent and Registrar

The transfer agent, dividend disbursing agent and registrar for the Shares is DST Systems, Inc. ("DST"), whose principal business address is 330 West 9th Street, Kansas City, Missouri 64105. In addition, DST acquires shares on behalf of the Trust for distribution to Shareholders under the Trust's Shareholder Investment Program.


Custodian

The Trust's securities and cash are held under a Custody Agreement with Investors Fiduciary Trust Company ("IFTC"), whose principal business address is 801 Pennsylvania, Kansas City, Missouri 64105.



                              PLAN OF DISTRIBUTION


Shareholder Investment Program

The Shares are offered by the Trust through the Trust's Shareholder Investment Program (the "Program"). The Program allows participating Shareholders to reinvest all dividends ("Dividends") in additional shares of the Trust, and also allows participants to purchase additional Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $5,000 per month. Subject to the permission of the Trust, participating Shareholders may also make optional cash investments in excess of the monthly maximum. Shares may be issued by the Trust under the Program only if the Trust's Shares are trading at a premium to net asset value. If the Trust's Shares are trading at a discount to net asset value, Shares purchased under the Program will be purchased on the open market.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed Participation Form to DST Systems, Inc. ("DST"), the Program administrator. DST will credit to each participant's account funds it receives from: (a) Dividends paid on Trust shares registered in the participant's name and (b) optional cash investments. DST will apply all Dividends and optional cash investments received to purchase Shares as soon as practicable beginning on the relevant Investment Date (as described below) and not later than six business days after the Investment Date, except when necessary to comply with applicable provisions of the federal securities laws. For more information in distribution policy, see "Dividends and Distributions."

In order for participants to purchase shares through the Program in any month, the Administrator must receive from the participant any optional cash investment not exceeding $5,000 by the OCI Payment Due Date and any optional cash investment exceeding $5,000 by the Waiver Payment Due Date. The "DRIP Investment Date" will be the date upon which Dividends will be reinvested in additional Shares of the Trust, which will be on the Dividend payment date. The "OCI Investment Date" will be the date, set in advance by the Trust, upon which optional cash investments not exceeding $5,000 are first applied by DST to the purchase of Shares. The "Waiver Investment Date" will be the date, set in advance by the Trust, upon which optional cash investments exceeding $5,000, which have been approved by the Trust, are first applied by the Administrator to the purchase of Shares. Participants may obtain a schedule of upcoming OCI Payment Due Dates, Waiver Payment Due Dates, and Investment Dates by referring to the Summary Program Description or calling the Trust at 1 (800) 992-0180.

If the Market Price (the volume-weighted average sales price, per share, as reported on the New York Stock Exchange Composite Transaction Tape as shown daily on Bloomberg's AQR screen) plus estimated commissions for Shares of the Trust is less than the net asset value on the Valuation Date (defined below), DST will purchase Shares on the open market through a bank or securities broker as provided herein. Open market purchases may be effected on any securities exchange on which shares of the Trust trade or in the over-the-counter market. If the Market Price, plus estimated commissions, exceeds the net asset value before DST has completed its purchases, DST will use reasonable efforts to cease purchasing Shares, and the Trust shall issue the remaining Shares. If the Market Price, plus estimated commissions, is equal to or exceeds the net asset value on the Valuation Date, the Trust will issue the Shares to be acquired by the Program. The "Valuation Date" is a date preceding the DRIP Investment Date, OCI Investment Date, and

Waiver Investment Date on which it is determined, based on the Market Price and net asset value of Shares of the Trust, whether DST will purchase Shares on the open market or the Trust will issue the Shares for the Program. The Trust may, without prior notice to participants, determine that it will not issue new Shares for purchase pursuant to the Program, even when the Market Price plus estimated commissions equals or exceeds net asset value, in which case DST will purchase Shares on the open market.

With the exception of shares purchased in connection with optional cash investments in excess of $5,000, shares issued by the Trust under the Program will be issued commission free. Shares purchased for the Program directly from the Trust in connection with the reinvestment of Dividends will be acquired on the DRIP Investment Date at the greater of (i) net asset value at the close of business on the Valuation Date or (ii) the average of the daily Market Price of the Shares during the "DRIP Pricing Period," minus a discount of 5%. The "DRIP Pricing Period" for a dividend reinvestment is the Valuation Date and the prior Trading Day. A "Trading Day" means any day on which trades of the Shares of the Trust are reported on the NYSE.

Except in the case of cash investments made pursuant to Requests for Waiver (as discussed below), Shares purchased directly from the Trust pursuant to optional cash investments will be acquired on the OCI Investment Date at the greater of
(i) net asset value at the close of business on the Valuation Date or (ii) the average of the daily Market Price of the Shares during the OCI Pricing Period minus a discount, determined at the sole discretion of the Trust and announced in advance, ranging from 0% to 5%. The "OCI Pricing Period" for an OCI Investment Date means the period beginning four Trading Days prior to the Valuation Date through and including the Valuation Date. The discount for optional cash investments is set by the Trust and may be changed or eliminated by the Trust without prior notice to participants at any time. The discount for optional cash investments is determined on the last business day of each month. In all instances, however, the discount on Shares issued directly by the Trust shall not exceed 5% of the market price, and Shares may not be issued at a price less than net asset value without prior specific approval of shareholders or of the Commission. Optional cash investments must be received by DST no later than 4:00 p.m. Eastern time on the OCI Payment Due Date to be invested on the relevant OCI Investment Date.

Optional cash investments in excess of $5,000 per month may be made only pursuant to a Request for Waiver accepted in writing by the Trust. A Request for Waiver must be received by the Trust no later than 4:00 p.m. Eastern time on the Request for Waiver Deadline date. Good funds on all approved Requests For Waiver must be received by DST not later than 4:00 P.M. Eastern time on the Waiver Payment Due Date in order for such funds to be invested on the relevant Waiver Investment Date.

It is solely within the Trust's discretion as to whether approval for any cash investments in excess of $5,000 will be granted. In deciding whether to approve a Request for Waiver, the Trust will consider relevant factors including, but not limited to, whether the Program is then acquiring newly issued Shares directly from the Trust or acquiring shares from third parties in the open market, the Trust's need for additional funds, the attractiveness of obtaining such additional funds through the sale of Shares as compared to other sources of funds, the purchase price likely to apply to any sale of Shares under the Program, the participant submitting the request, the extent and nature of such participant's prior participation in the Program, the number of Shares held by such participant and the aggregate amount of cash investments for which Requests for Waiver have been submitted by all participants. If such requests are submitted for any Waiver Investment Date for an aggregate amount in excess of the amount the Trust is then willing to accept, the Trust may honor such requests in order of receipt, pro rata or by any other method that the Trust determines in its sole discretion to be appropriate.

Shares purchased directly from the Trust in connection with approved Requests for Waiver will be acquired on the Waiver Investment Date at the greater of (i) net asset value at the close of business on the Valuation Date, or (ii) the average of the daily Market Price of the Shares for the Waiver Pricing Period minus the pre-announced Waiver Discount (as defined below), if any, applicable to such shares. The "Waiver Pricing Period" for a Waiver Investment Date means the period beginning four Trading Days prior to the Valuation Date through and including the Valuation Date. The Trust may establish a discount applicable to cash investments exceeding $5,000 (the "Waiver Discount") on the last business day of each month. The Waiver Discount, which may vary each month between 0% and 5%, will be established in the Trust's sole discretion after a review of current market conditions, the level of participation in the Program and current and projected capital needs of the Trust. The Waiver Discount will apply only to Shares purchased directly from the Trust. For information on a commission that may apply in connection with an optional cash investment in excess of $5,000, see "Distribution Arrangements."

The Trust may establish for each Waiver Pricing Period a minimum price applicable to the purchase of newly issued Shares through Requests for Waiver, which will be a stated dollar amount that the Market Price of the Shares for a Trading Day of the Waiver Pricing Period must equal or exceed. In the event that such minimum price is not satisfied for a Trading Day of the Waiver Pricing Period, then such Trading Day and the trading prices for that day will be excluded from (i) the Waiver Pricing Period and (ii) the determination of the purchase price of the Shares for all cash investments made pursuant to Requests for Waiver approved by the Trust. The minimum price shall apply only to cash investments made pursuant to Requests for Waiver approved by the Trust and not to the reinvestment of Dividends or optional cash investments that do not exceed $5,000. No shares will be issued and funds submitted pursuant to Requests for Waiver will be returned to the participant if the minimum price is not obtained for at least three of the five Trading Days.

Participants will pay a pro rata share of brokerage commissions with respect to DST's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.

From time to time, financial intermediaries, including brokers and dealers, and other persons may wish to engage in positioning transactions in order to benefit from the discount from market price of the Shares acquired under the Program. Such transactions could cause fluctuations in the trading volume and price of the Shares. The difference between the price such owners pay to the Trust for Shares acquired under the Program, after deduction of the applicable discount from the market price, and the price at which such Shares are resold, may be deemed to constitute underwriting commissions received by such owners in connection with such transactions.

Subject to the availability of Shares registered for issuance under the Program, there is no total maximum number of Shares that can be issued pursuant to the Program. As of the date hereof, 15,000,000 Shares have been registered and are available for sale under the Program.

The Program is intended for the benefit of investors in the Trust and not for persons or entities who accumulate accounts under the Program over which they have control for the purpose of exceeding the $5,000 per month maximum without seeking the advance approval of the Trust or who engage in transactions that cause or are designed to cause aberrations in the price or trading volume of the Shares. Notwithstanding anything in the Program to the contrary, the Trust reserves the right to exclude from participation, at any time, (i) persons or entities who attempt to circumvent the Program's standard $5,000 maximum by accumulating accounts over which they have control or (ii) any other persons or entities, as determined in the sole discretion of the Trust.

Currently, persons who are not Shareholders of the Trust may not participate in the Program. The Board of Trustees of the Trust may elect to change this policy at a future date, and permit non-Shareholders to participate in the Program.

Shareholders may request to receive their Dividends in cash at any time by giving DST written notice or by contacting the Trust's Shareholder Services Department at 1 (800) 992-0180. Shareholders may elect to close their account at any time by giving DST written notice. When a participant closes their account, the participant upon request will receive a certificate for full Shares in the Account. Fractional Shares will be held and aggregated with other Fractional Shares being liquidated by DST as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gains and income are realized even though cash is not received). If shares are issued pursuant to the Program's dividend reinvestment provisions or cash purchase provisions at a discount from market price, participants may have income equal to the discount.

Additional   information  about  the  Program  may  obtained  from  the  Trust's
Shareholder Services Department at 1 (800) 992-0180.

Privately Negotiated Transactions

The Shares may also be offered pursuant to privately negotiated transactions between the Trust and specific investors. The terms of such privately negotiated transactions will be subject to the discretion of the management of the Trust. In determining whether to sell Shares pursuant to a privately negotiated transaction, the Trust will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Shares, the purchase price to apply to any such sale of Shares and the person seeking to purchase the Shares.

Shares issued by the Trust in connection with privately negotiated transactions will be issued at the greater of (i) NAV per Share of the Trust's Shares or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Trust's Shares at the close of business on the two business days preceding the date upon which Shares are sold pursuant to the privately negotiated transaction. The discount to apply to such privately negotiated transactions will be determined by the Trust with regard to each specific transaction. For information on a commission that may apply in connection with privately negotiated transactions, see "Distribution Arrangements."



                                 USE OF PROCEEDS

It is expected that the net proceeds of Shares issued pursuant to the Program will be invested in Senior Loans and other securities consistent with the Trust's investment objective and policies. Pending investment in Senior Loans, the proceeds will be used to pay down the Trust's outstanding borrowings under its credit facilities. See "Financial Highlights and Investment Performance Policy on Borrowing." As of February 28, 1998, $342,000,000 was outstanding. By paying down the Trust's borrowings, it will be possible to invest the proceeds consistent with the Trust's investment objectives and policies almost immediately. As investment opportunities are identified, it is expected that the Trust will redeploy its available credit to increase its investment opportunities in additional Senior Loans.



                           DIVIDENDS AND DISTRIBUTIONS

Income dividends are declared and paid monthly. Income dividends may be distributed in cash or reinvested in additional full and fractional shares pursuant to the Trust's Shareholder Investment Program discussed above. Shareholders receive statements on a periodic basis reflecting any distributions credited or paid to their account. Income dividends consist of interest accrued and amortization of fees earned less any amortization of premiums paid and the estimated expenses of the Trust, including fees payable to PAII. Income dividends are calculated monthly under guidelines approved by the Trustees. Each dividend is payable to Shareholders of record at the time of declaration. Accrued amounts of fees received, including facility fees, will be taken in as income and passed on to Shareholders as part of dividend distributions. Any fees or commissions paid to facilitate the sale of portfolio Senior Loans in connection with quarterly tender offers or other portfolio transactions may reduce the dividend yield. The Trust may make one or more annual payments from any net realized capital gains, if any.



                                   TAX MATTERS

The Trust intends to operate as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. To do so, the Trust must meet certain income, distribution and diversification requirements. In any fiscal year in which the Trust so qualifies and distributes to Shareholders substantially all of its net investment income and net capital gains, the Trust itself is generally relieved of any federal income or excise tax.

All dividends and capital gains distributed to Shareholders are taxable whether they are reinvested or received in cash, unless the Shareholder is exempt from taxation or entitled to tax deferral. Dividends paid out of the  Trust's  investment  company  taxable  income  (including  interest, dividends, if any, and net short-term capital gains) will be taxable to Shareholders as ordinary income. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long a Shareholder has held the Trust's Shares, and will generally be subject to a minimum tax rate of 28% or 20%, depending upon the Trust's holding period for the assets whose sale produces the gain. Early each year, Shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

If a Shareholder sells or otherwise disposes of his or her Shares of the Trust, he or she may realize a capital gain or loss which will be long-term or short-term, generally depending on the holding period for the Shares.

If a Shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the Shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold 30% or the applicable tax treaty rate from ordinary income dividends paid to certain nonresident alien and other non-U.S. shareholder accounts.

This is a brief summary of some of the federal income tax laws that affect an investment in the Trust. Please see the SAI and a tax adviser for further information.


                            DISTRIBUTION ARRANGEMENTS

Pursuant to the terms of a Distribution Agreement, PASI will provide certain soliciting services on behalf of the Trust in connection with certain privately negotiated transactions and investments in excess of $5,000 pursuant to a waiver. The Trust has agreed to pay PASI a commission in connection with the sale of the Shares under the Distribution Agreement up to 1.00% of the gross sales price of the Shares sold pursuant to requests for waiver, and up to 3.00% of the gross sales price of the Shares sold pursuant to privately negotiated transactions, payable from the proceeds of the sale of the Shares. PASI may allow all or a portion of the fee to another broker-dealer. In any event, the net proceeds received by the Trust in connection with the sale may not be less than the greater of (i) the net asset value per Share or (ii) 94% of the average daily market price over the relevant Pricing Period (as described in "Plan of Distribution"). No commissions will be paid by the Trust or its Shareholders in connection with the reinvestment of dividends and capital gains distributions or in connection with optional cash investments up to the maximum of $5,000 per month. PASI's principal business address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. PASI and PAII, the Trust's Investment Manager, are indirect, wholly-owned subsidiaries of PACC. See "Investment Management and Other Services Investment Manager."

The Trust bears the expenses of issuing the Shares. These expenses include, but are not limited to, the expense of preparation and printing of the Prospectus and SAI, the expense of counsel and auditors, and others.


                                  LEGAL MATTERS

     The validity of the Shares offered hereby will be passed on for the Trust by Dechert Price & Rhoads, Washington, D.C., counsel to the Trust.

                                     EXPERTS

The financial statements and financial highlights contained in the Trust's February 28, 1998 annual report to shareholders except for those periods ending prior to February 29, 1996 have been incorporated by reference herein in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The address of KPMG Peat Marwick LLP is 725 South Figueroa Street, Los Angeles, California 90017-5491.


                             REGISTRATION STATEMENT

The Trust has filed with the Commission, Washington, D.C., a Registration Statement under the Securities Act, relating to the Shares offered hereby. For further information with respect to the Trust and its Common Shares, reference is made to such Registration Statement and the exhibits filed with it.


                               SHAREHOLDER REPORTS

The Trust issues reports that include financial information to its shareholders quarterly.


                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 28, 1998, are incorporated into the SAI by reference from the Trust's Annual Report to Shareholders. The Trust will furnish without charge copies of its Annual Report to Shareholders and any subsequent Quarterly or Semi-Annual Report to Shareholders upon request to the Trust, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, toll-free telephone 1(800) 992-0180.


                                TABLE OF CONTENTS
                                       OF
                       STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                           -----

Change of Name ............................................................  2
Additional Information about Investments and Investment Techniques ........  2
Investment Restrictions ...................................................  8
Trustees and Officers .....................................................  9
Investment Management and Other Services .................................. 12
Portfolio Transactions .................................................... 14
Net Asset Value ........................................................... 15
Methods Available to Reduce Market Value Discount from NAV ................ 15
Tax Matters ............................................................... 17
Advertising and Performance Data .......................................... 20
Financial Statements ...................................................... 21

                    15,000,000 Shares of Beneficial Interest

                                 PILGRIM AMERICA

                                PRIME RATE TRUST
                       New York Stock Exchange Symbol: PPR

                                 Pilgrim America
                                      Funds

           40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004
                                 1-800-992-0180

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Investment Manager. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the Shares offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the Shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

                         -------------------------------
                                TABLE OF CONTENTS


Prospectus Summary ......................................   1
Trust Expenses ..........................................   3
Financial Highlights and Investment Performance .........   5
Investment Objective and Policies .......................  12
General Information on Senior Loans .....................  14
Risk Factors and Special Considerations .................  17
Description of the Trust ................................  20
Investment Management and Other Services ................  21
Plan of Distribution ....................................  23
Use of Proceeds .........................................  26
Dividends and Distributions .............................  26
Tax Matters .............................................  26
Distribution Arrangements ...............................  27
Legal Matters ...........................................  27
Experts .................................................  28
Registration Statement ..................................  28
Shareholder reports .....................................  28
Financial Statements ....................................  28
Table of Contents of Statement of
  Additional Information ................................  28


                               Investment Manager
                        Pilgrim America Investments,Inc.
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004


                                   Distributor
                        Pilgrim America Securities, Inc.
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004


                                  Administrator
                           Pilgrim America Group, Inc.
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004


                                 Transfer Agent
                                DST Systems, Inc.
                                 P.O. Box 419368
                        Kansas City, Missouri 64141-6368


                                    Custodian
                        Investors Fiduciary Trust Company
                                801 Pennsylvania
                           Kansas City, Missouri 64105


                                  Legal Counsel
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006


                              Independent Auditors
                              KPMG Peat Marwick LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017




                                   PROSPECTUS
                                  May 18, 1998